                                                                   EXHIBIT 10.14

                         REGISTRATION RIGHTS AGREEMENT

          AGREEMENT, dated as of May 18, 1999 among SciQuest.com, Inc., a Delaware corporation (the "Company"); the holders (the "Series B Purchasers") of the Company's Series B Preferred Stock, $0.001 par value per share (the "Series B Preferred Stock") and those persons (the "Series D Purchasers") purchasing the Company's Series D Preferred Stock, $0.001 par value per share (the "Series D Preferred Stock"), as set forth on Schedule I hereto. The Series B Purchasers and the Series D Purchasers are hereinafter referred to collectively as the "Stockholders."

          WHEREAS, the Company and the Series B Purchasers are party to that certain Stock Purchase Agreement dated as of July 30, 1998, as amended on October 2, 1998 and November 19, 1998 (together, the "Original Agreement");

          WHEREAS, Article 8 of the Original Agreement provides for certain registration rights with respect to the Series B Preferred Stock;

          WHEREAS, the Original Agreement provides that it may be amended with the written consent of the Company and the holders of at least a majority of the then issued and outstanding shares of Series B Preferred Stock (the "Requisite Series B Purchasers");

          WHEREAS, pursuant to a Stock and Warrant Purchase Agreement dated as of the date hereof between the Company and the Series D Purchasers (the "Series D Purchase Agreement"), the Series D Purchasers are purchasing Series D Preferred Stock and Common Stock Purchase Warrants;

          WHEREAS, it is a condition to the obligations of the Series D Purchasers pursuant to the Series D Purchase Agreement that this Agreement be executed by the parties hereto, and the parties are willing to execute this Agreement and to be bound by the provisions hereof; and

          WHEREAS, the Company and the Requisite Series B Purchasers desire to terminate the rights provided under Article 8 of the Original Agreement and have them be of no further force and effect and enter into this Agreement, upon the terms and subject to the conditions set forth below.

          NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

     1.   Certain Definitions.  As used in this Agreement, in addition to the
          -------------------
terms defined above, the following terms shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission or any other
      ----------
federal agency at the time administering the Securities Act.

     "Common Stock" shall mean the Class A Common Stock, $0.001 par value, of
      ------------
the Company, as constituted as of the date of this Agreement.

     "Conversion Shares" shall mean the shares of Common Stock issued upon
      -----------------
conversion of the Preferred Shares or issued pursuant to any stock split, stock dividend, recapitalization or similar event, upon the conversion of such additional shares.

     "Founder" shall mean Peyton Anderson, Scott Andrews, Keith Gunter and
      -------
Robert Feigler.

     "Holders" shall mean the Series B Purchasers and the Series D Purchasers
      -------
and any other person holding Registrable Securities to whom these registration rights have been transferred pursuant to Section 11 hereof.

     "Initial Public Offering" shall mean the effectiveness of the filing of the
      -----------------------
first registration statement under the Securities Act that covers the offer and sale by the Company to the public of Common Stock.

     "Other Shareholders" shall mean persons other than Holders who, by virtue
      ------------------
of agreements with the Company, are entitled to include their securities in a registration effected pursuant to this Agreement.

     "Preferred Shares" shall mean the Series B Preferred Stock and the Series D
      ----------------
Preferred Stock.

     The terms "register," "registered" and "registration" refer to the
                --------    ----------       ------------
effectiveness of a registration statement prepared and filed in compliance with the Securities Act.

     "Registrable Securities" as of any particular time shall mean the Series B
      ----------------------
Registrable Securities and the Series D Registrable Securities, each as defined below.

     "Registration Expenses" shall mean all expenses incurred by the Company in
      ---------------------
complying with Sections 2, 3 and 4 hereof, including, without limitation, all registration and filing fees; printing expenses; fees and disbursements of counsel for the Company; reasonable fees and expenses of a single counsel for the selling Holders; state "blue sky" fees and expenses; and accountants' expenses, including without limitation any special audits incident to or required by any such registration; but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company, and excluding also any additional disbursements of counsel for the selling Holders, which shall be paid by such selling Holders.

     "Securities Act" shall mean the federal Securities Act of 1933, as amended,
      --------------
or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any particular time.

     "Securities Exchange Act" shall mean the federal Securities Exchange Act of
      -----------------------
1934, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at any particular time.

     "Selling Expenses" shall mean all underwriting discounts, selling
      ----------------
commissions and transfer taxes applicable to the sale of Registrable Securities and any other securities of the Company being sold in the same registration as the Registrable Securities by Other Shareholders.

     "Series B Conversion Shares" shall mean shares of Common Stock issued upon
      --------------------------
conversion of the Series B Preferred Stock.

     "Series D Conversion Shares" shall mean shares of Common Stock issued upon
      --------------------------
conversion of the Series D Preferred Stock.

     "Series B Registrable Securities" as of any particular time shall mean (i)
      -------------------------------
all then issued and outstanding Series B Conversion Shares, and (ii) all shares of Common Stock issuable, yet not actually issued, upon conversion of the then outstanding Series B Preferred Stock and upon conversion of any additional shares of Series B Preferred Stock issued pursuant to any stock split, stock dividend, recapitalization or similar event; provided, however, that no shares shall be included in any registration under this Agreement unless such shares shall have been first converted to Common Stock.

     "Series D Registrable Securities" as of any particular time shall mean (i)
      -------------------------------
all then issued and outstanding Series D Conversion Shares, (ii) all shares of Common Stock issuable, yet not actually issued, upon conversion of the then outstanding Series D Preferred Stock and upon conversion of any additional shares of Series D Preferred Stock issued pursuant to any stock split, stock dividend, recapitalization or similar event, and (iii) all shares of Common Stock issuable under those certain Common Stock Purchase Warrants which were issued and sold pursuant to the Series D Purchase Agreement; provided, however, that no securities shall be included in any registration under this Agreement unless such securities shall have been first converted to Common Stock.

     2.   Requested Registration
          ----------------------

               2.1. Demand Registration Rights.  Subject to the conditions of
                    --------------------------
Section 2.2 below, the Holders may make certain demands on the Company to register all or a part of the Registrable Securities (each being referred to hereinafter as a "Demand Registration") as follows:

                    (a) Series B Purchasers. The holders of at least thirty
                        -------------------
percent (30%) of the Series B Registrable Securities may make two (2) demands on the Company to register all or a portion of the Registrable Securities on Form S-1 or such other form that may be available to the Company to effect such Demand Registration following the earlier of (x) twelve (12) months from the date that the Initial Public Offering is consummated and (y) July 30, 2000.

                    (b) Series D Purchasers. The holders of at least twenty-five
                        -------------------
percent (25%) of the Series D Registrable Securities may make two (2) demands on the Company to register all or a portion of the Registrable Securities on Form S-1 or such other form that may be available to the Company to effect such Demand Registration following the earlier of (x) twelve (12) months from the date that the Initial Public Offering is consummated and (y) May 18, 2001.

          2.2.   Request for Registration.  In the event the Company shall
                 ------------------------
receive a written request from the requisite number of holders of Registrable Securities, as set forth in Sections 2.1(a) and 2.1(b) hereof (the "Initiating Holders") that the Company effect a Demand Registration with respect to all or a part of the Registrable Securities, the Company shall:

                 (i) promptly give written notice of the proposed registration to all other Holders; and

                 (ii) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws, and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of such portion of such Registrable Securities as is specified in such request, together with such portion of the Registrable Securities of any Holder or Holders joining in such request as is specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided that the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 2:

                        (A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                        (B) during the period following an Initial Public Offering that is contemplated by Section 12 hereof, provided that the "market stand-off" effected by any such extension is applicable against the persons described in Section 12(ii);

                        (C) if such registration would exceed the number of registrations specified for the Holders in Section 2.1(a) or 2.1(b), as the case may be; or

                        (D) within twelve (12) months after the effective date of a registration statement previously filed by the Company.

     In the event the Company is not obligated to effect any requested registration by virtue of the foregoing clauses (A) through (D) and does not effect such requested registration, such request shall not be deemed to be a demand for registration for purposes of Section 2.1. Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request of the Initiating Holders; provided, however, that if the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good-faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing ninety (90) days after receipt of the request of the Initiating Holders.

     The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.3 below, include securities offered by the Company for its own account and/or other securities of the Company that are held by Other Shareholders.

          2.3.   Underwriters.  If the Initiating Holders intend to distribute
                 ------------
the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 2.1 and the Company shall include such information in the written notice referred to in Section 2.2(i) hereof. The right of any Holder to registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by the Initiating Holders and such Holder) to the extent provided herein.

     If the Company shall request inclusion in any registration pursuant to
Section 2 of securities being sold for its own account, or if Other Shareholders shall request inclusion in any registration pursuant hereto, then, subject to the last sentence of this Section 2.3 with respect to the Company's request, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Agreement. The Company shall (together with all Holders and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form and containing customary terms reasonably acceptable to the Initiating Holders, with the representative of the underwriter or underwriters selected for such underwriting by the Company and reasonably acceptable to the Initiating Holders; provided, however, that if the Company has not selected an underwriter reasonably acceptable to the Initiating Holders within thirty (30) days after the Company's receipt of the request for registration from the Initiating Holders, then the Initiating Holders may select an underwriter reasonably acceptable to the Company in connection with such registration. Notwithstanding any other provision of this Section 2, if the underwriter representative advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the securities of the Company held by Other Shareholders shall first be excluded from such registration to the extent so required by such limitation, and, to the extent additional shares need to be excluded in order to conform to such limitation, the securities requested by the Company to be included, if any, shall next be excluded, and, finally, to the extent additional shares need to be excluded, Registrable Securities requested to be included shall be excluded from such registration to the extent so required, reduced on a pro rata basis in proportion to the number of shares of Registrable Securities owned by them. The Company shall advise all holders of securities requesting registration as to the number of shares of securities that may be included in the registration and underwriting as allocated in the foregoing manner. If any Other Shareholder or Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. The Company may include its securities for its own account in such underwritten registration if the underwriter so agrees and if the number of Registrable Securities and other securities of the Holders that would otherwise have been included in such registration and underwriting will not be limited thereby.

          2.4.   Deferral of Registration.  If the Company shall furnish to the
                 ------------------------
Initiating Holders a certificate signed by its President or Chief Executive Officer stating that, in the good faith judgment of the Company's Board, it would require the disclosure of material information that would have a Material Adverse Effect on the Company and its shareholders for such registration to be effected at such time, the Company shall have the right to defer the filing of the registration statement for a period of not more than one hundred twenty
(120) days after the receipt of the request of the Holders under this Section 2, except that the Company shall not utilize this right more than once in any 12-month period.

     3.   Company Registration.
          --------------------

          3.1. If the Company shall determine to register any of its securities in connection with the public offering of such securities solely for cash on a form that would permit the registration of the Registrable Securities, the Company shall promptly give to each Holder written notice of such registration (a "Piggyback Registration"), which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws; and include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder or Holders within fifteen (15) days after receipt of such written notice from the Company, subject to the underwriter limitations, if any, described in Section
3.5 hereof. The Company shall have the right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3.1 without any obligation or liability to any Holder.

          3.2.   Number of Piggyback Registrations.  Subject to the underwriter
                 ---------------------------------
limitations, if any, described in Section 3.5 below, each Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this Section 3.

          3.3.   Participation in Initial Public Offering.  If the holders of
                 ----------------------------------------
not less than twenty-five percent (25%) of the Series D Registrable Securities request that up to twenty-five percent (25%) of the Common Stock issuable upon conversion of the Series D Preferred Stock be included in the Company's registration statements on Form S-1, including the Company's filing for its Initial Public Offering, the Company and its underwriters will use their best efforts to include such shares of Series D Registrable Securities in the registration statement on Form S-1 unless the Company and its lead underwriter determine that it is not in the Company's best interests to do so. Notwithstanding anything to the contrary contained in this Section 3, if the underwriter reasonably determines that marketing factors require a limitation of the number of shares to be underwritten, the number of shares to be underwritten shall be allocated first to the Company, next to the holders of the Series D Registrable Securities on a pro rata basis based on the number of shares of Series D Registrable Securities owned by them and then to all other holders seeking to participate in the registration.

          3.4.   Holdback by the Company.  If the Company has previously filed a
                 -----------------------
registration statement with respect to Registrable Securities pursuant to
Section 2 or pursuant to
this Section 3, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4, Form S-8 or any successor forms), whether on its own behalf or at the request of any Holder or Holders of such securities, until a period of one hundred eighty (180) days has elapsed from the effective date of such a previous registration.

          3.5.   Underwriting.  If the registration of which the Company gives
                 ------------
notice is for a registered public offering involving an underwriting, other than the Company's Initial Public Offering, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1 hereof. In such event the right of any Holder to registration pursuant to Section 3.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 3 (but subject to the special exception described in Section 3.3 above), if the underwriter reasonably determines that marketing factors require a limitation on the number of shares to be underwritten, the number of shares that may be included in the registration shall first be allocated to the Company, then allocated pro rata among the holders of Registrable Securities and Other Shareholders requesting registration in proportion (as nearly as possible) to the respective amounts of Registrable Securities and other securities that such Holders and Other Shareholders had requested to be included in such registration. The Company shall advise all holders of securities requesting registration as to the number of shares or securities that may be included in the registration and underwriting as allocated in the foregoing manner. No such reduction shall be made with respect to securities offered by the Company for its own account. If any Holder or Other Shareholder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration.

     4.   Form S-3 Registration.  If, at a time when Form S-3 is available for
          ---------------------
the registration of Registrable Securities and the Company is eligible to use Form S-3 for such registration, the Company shall receive from the Holders of Registrable Securities a written request that the Company effect a registration on Form S-3, as a shelf registration or otherwise, of any such Holder's Registrable Securities, the Company will promptly give written notice of the proposed registration to all other Holders and, as soon as practicable, effect such registration and all such related qualifications and compliances as may be reasonably requested and as would permit or facilitate the sale and distribution of all Registered Securities as are specified in such request and any written requests of other Holders given within 20 days after receipt of such notice.
The Company shall have no obligation to effect a registration requested by a holder of Series B Registrable Securities under this Section 4 unless the aggregate offering price of the securities requested to be sold pursuant to such registration is, in the good faith judgment of the Company, expected to be equal to or greater than $500,000. The Company shall have no obligation to effect a registration requested by a holder of Series D Registrable Securities under this Section 4 unless the aggregate offering price of the securities requested to be sold pursuant to such registration is, in the good faith judgment of the Company, expected to be equal to or greater than $1,000,000.

     5.   Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to Sections 2 and 3 of this Agreement and the first two (2) registrations effected by each of the holders of Series B Registrable Securities and the holders of the Series D Registrable Securities pursuant to Section 4 of this Agreement shall be borne by the Company; and all Selling Expenses shall be borne by the Holders and the Other Shareholders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, however, that if, as a result of the withdrawal of a request for registration by the Initiating Holders pursuant to Section 2 hereof, the registration statement does not become effective, in which case the Holders and Other Shareholders requesting registration shall have the option of bearing such Registration Expenses pro rata on the basis of the number of their shares so included in the registration request (except for the fees of any counsel for the Holders, which shall be borne only by the persons whom such counsel represented, pro rata on the basis of the number of their shares so included in the registration request); in which case such registration shall not be counted as a registration pursuant to
Section 2.1 hereof; and provided, further, that if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by the selling shareholders, then such expenses shall be payable by the selling shareholders pro rata to the extent required by such jurisdiction.

     6.   Registration Procedures.  In the case of each registration effected by
          -----------------------
the Company pursuant to this Agreement, the Company shall keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company shall use its best efforts to:

          6.1. keep such registration effective for a period of one hundred eighty (180) days unless the registration is a "shelf" registration on Form S-3 pursuant to rule 415 (or any successor rule thereto under the Securities Act), in which case the time period for effectiveness shall be two (2) years, or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; and

          6.2. furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request.

     7.   Indemnification.
          ---------------

          7.1. With respect to each Holder whose securities have been registered or qualified pursuant to this Agreement, the Company shall indemnify such Holder, each of such Holder's officers, directors and partners, and each person controlling (as defined in the Securities Act) such Holder and each of such controlling person's officers, directors and partners, and shall also indemnify each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and shall reimburse each such Holder and each person controlling such Holder, and each of such controlling person's officers, directors and partners, each of its officers, directors and partners, each such underwriter, and each person who controls such underwriter, for any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon written information furnished to the Company in an instrument duly executed by the Holder or underwriter seeking to be indemnified, where such information was provided specifically for use in such prospectus, offering circular or related document.

          7.2. Each Holder and Other Shareholder shall, if securities held by him or it are included among the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each person who controls (as defined in the Securities Act) the Company, and each other such Holder and Other Shareholder and each of such controlling person's officers, directors and partners, and each person controlling such Holder or Other Shareholder and each of such controlling person's officers, directors and partners, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, and shall reimburse the Company and such Holders, Other Shareholders, directors, officers, partners, persons, underwriters and control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder or Other Shareholder specifically for use therein; provided, however, that the obligations of such Holder or Other Shareholder hereunder shall be limited to an amount equal to the net proceeds to such Holder or Other Shareholder of securities sold as contemplated herein.

          7.3. Each party entitled to indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be withheld unreasonably), and the Indemnified Party may participate in such defense at such Indemnified Party's expense. The failure of any Indemnified Party to give notice as provided herein shall relieve the Indemnifying Party of its obligations under this Section 7 only if such failure is prejudicial to the ability of the Indemnifying Party to defend such action, and such failure shall in no event relieve the Indemnifying Party of any liability that he or it may have to any Indemnified Party otherwise than under this Section 7. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

     8.   Information by Holders and Other Shareholders.  Each Holder or Other
          ---------------------------------------------
Shareholder of securities included in any registration shall furnish in writing to the Company duly executed by such Holder or Other Shareholder, such information regarding such Holder or Other Shareholder and the distribution proposed by such Holder or Other Shareholder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement, and the Company shall not be required to include any Holder's or Other Shareholder's securities in any such registration unless such information shall have been provided.

     9.   Limitations on Registration of Issues of Securities.  From and after
          ---------------------------------------------------
the date of this Agreement, without the consent of the holders of a majority of the Registrable Securities then issued and outstanding and that are issuable upon the conversion of the Series B Preferred Stock and the Series D Preferred Stock, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder rights with respect to the registration of any securities of the Company that are superior to those granted to the Holders pursuant to this Agreement. In any event, any registration rights given by the Company to any holder or prospective holder of its securities shall be consistent with the registration and other rights provided in this Agreement.

     10.  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission that may permit the sale of the Common Stock to the public without registration, the Company shall:

          10.1. make and keep public information available as those terms are understood and defined in Rule 144 promulgated by the Commission under the Securities Act ("Rule 144"), at all times following the Initial Public Offering;

          10.2. file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act at any time after it has become subject to the reporting requirements thereunder; and

          10.3. so long as any Holder owns any securities constituting or representing Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Securities Exchange Act (at any time after it has become subject to the reporting requirements thereunder), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

     11.  Transfer of Registration Rights.  The rights to cause the Company to
          -------------------------------
register securities of the Company under Sections 2, 3 and 4 hereof may be assigned by any Holder (a) to an assignee of Registrable Securities consisting of or derived from conversion of not less than twenty percent (20%) of the Series B Preferred Stock or the Series D Preferred Stock originally purchased by such transferring Holder, or (b) upon distribution by the Holder or an assignee described in (a) that is an entity, of any of the securities described in (a) to the direct or indirect beneficial owners of the securities of such entity (including direct or indirect general or limited partners thereof), together with the securities being transferred, provided that in each case the Company is given written notice, at the time or within a reasonable time after said transfer, stating the name and address of said transferee and identifying the securities with respect to which such registration rights are being assigned. No such assignment shall be effective unless the transferee shall be required, as a condition to such transfer, to agree in writing that he or it will receive and hold such securities subject to the provisions of this Agreement and unless the Company is given written notice at the time of the assignment or within a reasonable time after such assignment, stating the name and address of said transferee and identifying the securities that are being assigned. The above notwithstanding, in the event that a holder of Registrable Securities transfers its Registrable Securities to an affiliate, the registration rights granted by this Agreement shall be transferred with such Registrable Securities.

     12.  "Market Stand-Off" Agreement.  If requested by the Company upon the
          ----------------------------
recommendation of the Board of Directors of the Company and an underwriter of Common Stock (or other securities) of the Company, the Holders shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by them during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

          (i) such agreement shall apply only with respect to an underwritten Initial Public Offering (whether such offering was initiated by the Company or the Initiating Holders); and

          (ii) other Shareholders selling securities pursuant to such registration statement and all officers and directors of the Company enter into similar agreements.

     Such agreement shall be in writing in form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     13.  Inclusion of Stock Held by Common Holders.  In connection with any
          -----------------------------------------
registration effected pursuant to Section 3 hereof, the Founders shall be entitled to include in such registration (on the same terms and conditions as Holders selling their Registrable Securities in such registration) shares of Common Stock held by such Founders; provided that any limitation by the underwriter on the number of shares to be underwritten in connection with such registration shall be first applied to the shares so included by such Founders, as provided in Section 3.4 and provided further that each such Founders' right to include shares of Common Stock in a registration pursuant to this Section 13 is contingent upon such Founders' execution of an indemnification and hold harmless agreement substantially in accordance with Section 7.2 and an agreement to be bound by all other applicable restrictions contained in this Agreement, including Section 12.

     14.  Changes in Common Stock or Preferred Stock.  If, and as often as,
          ------------------------------------------
there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

     15.  Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants as follows:

               (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

               (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms (except as enforceability may be limited or affected by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws and equitable principles now or hereafter in effect and affecting the rights and remedies of creditors generally).

     16.  Termination. Except as set forth below, the Registrable Securities
          -----------
shall cease to be Registrable Securities upon the earlier to occur of (i) their sale pursuant to a registration statement or Rule 144 under the Securities Act, or (ii) when they are eligible for sale under Rule 144 without holding period or volume limitations. Provided, however, that this termination provision shall not apply to the holders of more than 40,000 shares of Series B or Series D Registrable Securities, so long as they hold at least 40,000 shares of Series B or Series D Registrable Securities, with regard to the rights granted pursuant to Sections 2.1 and 4, so long as the registration requested is a firm commitment underwritten offering.

     17.  Entire Agreement. This Agreement constitutes the entire agreement
          ----------------
among the parties hereto with respect to the matters provided for herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. The Series B Purchasers and the Company specifically agree that this Agreement supersedes entirely Section 8 of the Original Agreement, and the Company has no further obligations, and the Series B Purchasers have no further rights of any kind under such Section 8.

     18.  Miscellaneous.
          -------------

               (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares), whether so expressed or not.

               (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested or overnight courier, or sent by telecopier or telex, addressed as follows:

               if to the Company or any other party hereto, at the address of such party set forth in the Series B Purchase Agreement or Series D Purchase Agreement, as appropriate;

               if to any subsequent holder of Preferred Shares or Registrable Securities, to it at such address as may have been furnished to the Company in writing by such holder;

     or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares or Registrable Securities) or to the holders of Preferred Shares or Registrable Securities (in the case of the Company) in accordance with the provisions of this paragraph.

               (c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

               (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the holders of at least 75% of the outstanding shares of Registrable Securities (determined on an as-if-converted or exercised, as appropriate, basis).

               (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               (f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

                 [SIGNATURES TO REGISTRATION RIGHTS AGREEMENT]

          IN WITNESS WHEREOF, the undersigned have duly executed this Agreement, or have caused this Agreement to be duly executed on their behalf, as of the day and year first hereinabove set forth.


                         THE COMPANY:
                         -----------

                         SCIQUEST.COM, INC.

                         By:  /s/ M. Scott Andrews
                              ---------------------------------------
                              M. Scott Andrews, President and
                              Chief Executive Officer


                         THE STOCKHOLDERS:
                         ----------------

                         ABS CAPITAL PARTNERS III, L.P.

                         By:  ABS Partners III, LLC
                         Its: General Partner

                         By:  /s/ Timothy T. Weglicki
                              ---------------------------------------
                              Timothy T. Weglicki, Managing Member


                         HAMBRECHT & QUIST CALIFORNIA

                         By:  /s/ Robert N. Savoie
                              ---------------------------------------
                              Robert N. Savoie
                         Its: Tax Director, Attorney-in-Fact


                         HAMBRECHT & QUIST EMPLOYEE VENTURE FUND, L.P., II

                         By:  H&Q VENTURE MANAGEMENT, L.L.C.
                         Its: General Partner

                         By:  /s/ Robert N. Savoie
                              ---------------------------------------
                              Robert N. Savoie
                         Its: Tax Director, Attorney-in-Fact

                         ACCESS TECHNOLOGY PARTNERS, L.P.

                         By:  ACCESS TECHNOLOGY MANAGEMENT, L.L.C.
                         Its: General Partner

                         By:  /s/ Robert N. Savoie
                              ---------------------------------------
                              Robert N. Savoie
                         Its: Tax Director, Attorney-in-Fact


                         By:  H&Q VENTURE MANAGEMENT, L.L.C.
                         Its: Managing Member

                         By:  /s/ Robert N. Savoie
                              ---------------------------------------
                              Robert N. Savoie
                         Its: Tax Director, Attorney-in-Fact


                         ACCESS TECHNOLOGY PARTNERS BROKERS FUND, L.P.

                         By:  H&Q VENTURE MANAGEMENT, L.L.C.
                         Its: General Partner

                         By:  /s/ Robert N. Savoie
                              ---------------------------------------
                              Robert N. Savoie
                         Its: Tax Director, Attorney-in-Fact


                              /s/ Jamie Streator
                              ---------------------------------------
                              Jamie Streator


                              /s/ James Zanze
                              ---------------------------------------
                              James Zanze


                              /s/ Eric Johnson
                              ---------------------------------------
                              Eric Johnson


                              /s/ Steve Fitzgibbons
                              ---------------------------------------
                              Steve Fitzgibbons

                              PARTECH U.S. PARTNERS III C.V.

                              By:  /s/ Thomas G. McKinley
                                   ---------------------------------------
                                   Thomas G. McKinley
                              Its: General Partner of Par SF LLC
                                   as General Partner of Par 7 LLC
                                   as Investment General Partner of
                                   Partech U.S. Partners III C.V.


                              AXA U.S. GROWTH FUND LLC

                              By:  /s/ Thomas G. McKinley
                                   ---------------------------------------
                                   Thomas G. McKinley
                              Its: General Partner of Par SF LLC
                                   as Managing Member of Pax V LLC
                                   as Managing Member of Axa U.S. Growth
                                   Fund LLC


                              PARALLEL CAPITAL I LLC

                              By:  /s/ Thomas G. McKinley
                                   ---------------------------------------
                                   Thomas G. McKinley
                              Its: General Partner of Par SF LLC
                                   as Managing Member of 45th Parallel LLC
                                   as Managing Member of Parallel Capital I LLC


                              PARALLEL CAPITAL II LLC

                              By:  /s/ Thomas G. McKinley
                                   ---------------------------------------
                                   Thomas G. McKinley
                              Its: General Partner of Par SF LLC
                                   as Managing Member of 45th Parallel LLC
                                   as Managing Member of Parallel Capital II LLC


                              GE CAPITAL EQUITY INVESTMENTS, INC.

                              By:  /s/ Anton Simunovic
                                   ---------------------------------------
                                   Anton Simunovic
                              Its: Senior Vice President

                              VECTOR LATER-STAGE EQUITY FUND II (QP), L.P.

                              By:  VECTOR FUND MANAGEMENT II, L.L.C.
                              Its: General Partner

                              By:  /s/ Joyce A. Lonergan
                                   ---------------------------------------
                                   Joyce A. Lonergan
                              Its: Director


                              VECTOR LATER-STAGE EQUITY FUND II  L.P.

                              By:  VECTOR FUND MANAGEMENT II, L.L.C.
                              Its: General Partner

                              By:  /s/ Joyce A. Lonergan
                                   ---------------------------------------
                                   Joyce A. Lonergan
                              Its: Director


                              WAKEFIELD GROUP II LLC

                              By:  /s/ Michael F. Elliott
                                   ---------------------------------------
                                   Michael F. Elliott
                              Its: Managing Director


                              NORO-MOSELEY PARTNERS IV, L.P.

                              By:  /s/ Alan J. Taetle
                                   ---------------------------------------
                                   MKFJ IV, L.L.C., General Partner
                              By:  A Member


                              NORO-MOSELEY PARTNERS IV B FUND, L.P.

                              By:  /s/ Alan J. Taetle
                                   ---------------------------------------
                                   MKFJ IV, L.L.C., General Partner
                              By:  A Member

                              BESSEMER VENTURE PARTNERS IV L.P.

                              By:  Deer IV & Co. LLC, General Partner

                              By:  /s/ Robert H. Buescher
                                   ---------------------------------------
                                   Robert H. Buescher, Manager



                              BESSEC VENTURES IV L.P.

                              By:  Deer IV & Co. LLC, General Partner


                              By:  /s/ Robert H. Buescher
                                   ----------------------------------------
                                   Robert H. Buescher, Manager


                              TRINITY VENTURES VI, L.P.

                              By:  Trinity TVL VI, LLC

                              By:  /s/ Noel Fenton
                                   ----------------------------------------
                                   Noel Fenton, A Member


                              TRINITY VI SIDE-BY-SIDE FUND, L.P.

                              By:  Trinity TVL VI, LLC

                              By:  /s/ Noel Fenton
                                   ----------------------------------------
                                   Noel Fenton, A Member



                              STANFORD UNIVERSITY

                              By:  /s/ Georganne F. Perkins
                                   ----------------------------------------
                                   Georganne F. Perkins
                              Its: Private Equity Investment Officer
                                   Stanford Management Company

                              BT INVESTMENT PARTNERS, INC.

                              By:  /s/ Joe Wood
                                   ----------------------------------------
                                   Joe Wood
                              Its: Managing Director


                              COMDISCO INC.

                              By:  /s/ Jill C. Hanses
                                   ----------------------------------------
                                   Jill C. Hanses
                              Its: Senior Vice President


                              U.S. DEVELOPMENT CAPITAL INVESTMENT COMPANY


                              By:  /s/ Ray Moss
                                   ----------------------------------------
                                   Ray Moss
                              Its: Secretary


                              ASPENTREE CAPITAL

                              By:  /s/ William M. Tomei
                                   ----------------------------------------
                                   William M. Tomei
                              Its:

/s/ Sara Brooks Creagh                      /s/ William P. Few
-----------------------------------------   ------------------------------------
Sara Brooks Creagh                          William P. Few

/s/ Ralph L. Haga, Jr.                      /s/ Nancy A. Haga
-----------------------------------------   ------------------------------------
Ralph L. Haga, Jr. (Joint Tenant with       Nancy A. Haga (Joint Tenant with
Nancy A. Haga)                              Ralph L. Haga, Jr.)

/s/ John B. Lewis                           /s/ Walt Newman
-----------------------------------------   ------------------------------------
John B. Lewis                               Walt Newman

/s/ Arthur M. Pappas                        /s/ Michael A. Recny
-----------------------------------------   ------------------------------------
Arthur M. Pappas                            Michael A. Recny

/s/ Dwight H. Sawin, III                    /s/ William C. Schuler
-----------------------------------------   ------------------------------------
Dwight H. Sawin, III                        William C. Schuler

/s/ John H. Varner                          /s/ Anne T. Varner
-----------------------------------------   ------------------------------------
John H. Varner (Joint Tenant with           Anne T. Varner (Joint Tenant with
Anne T. Varner)                             John H. Varner)

/s/ J. Morgan Anderson                      /s/ Anita H. Garland
-----------------------------------------   ------------------------------------
J. Morgan Anderson                          Anita H. Garland

/s/ Hunter R. Watson
-----------------------------------------
Hunter R. Watson

                               FIRST ADDENDUM TO
                         REGISTRATION RIGHTS AGREEMENT

     THIS FIRST ADDENDUM TO REGISTRATION RIGHTS AGREEMENT (this "Addendum"), is made as of this 8th day of June, 1999, by and among SciQuest.com, Inc., a Delaware corporation (the "Company"), and ABS Capital Partners III, L.P., Bessemer Venture Partners IV L.P., Bessec Ventures IV L.P., Noro-Moseley Partners IV, L.P., Noro-Moseley Partners IV-B Fund, L.P., Parallel Capital I LLC, Parallel Capital II LLC, Partech U.S. Partners II C.V., Trinity Ventures VI, L .P., Trinity VI Side-By-Side Fund, L.P., Vector Later-Stage Equity Fund II, L.P. and Vector Later-Stage Equity Fund II (QP), L.P. (collectively, the "Requisite Holders"); and the investors listed on Exhibit A to the First
                                                  ---------
Addendum to Stock and Warrant Purchase Agreement ( collectively, the "Additional Purchasers").

                             W I T N E S S E T H:

     WHEREAS, the Company and the Stockholders (as that term is defined in the Registration Rights Agreement dated May 18, 1999 (the "Registration Rights Agreement")) entered into the Registration Rights Agreement, in connection with the acquisition by the Series D Purchasers of 2,650,176 shares of the Series D Preferred Stock, par value $0.001 per share of the Company and Common Stock Purchase Warrants to purchase 530,036 shares of Class A Common Stock, par value $0.001 per share of the Company;

     WHEREAS, pursuant to Section 18 of the Registration Rights Agreement, the Registration Rights Agreement may be amended with the written consent of the Company and the holders of at least 75% of the outstanding shares of Registrable Securities (the "Requisite Shares");

     WHEREAS, the Company has agreed to issue and sell to the Additional Purchasers and the Additional Purchasers have agreed to purchase from the Company additional Series D Registrable Securities; and

     WHEREAS, the Company and the Requisite Holders (as holders of the Requisite Shares) have consented to the execution of this Addendum for the purpose of providing registration rights to the Additional Purchasers, with respect to their acquisition of additional shares of Series D Preferred Stock and Common Stock Purchase Warrants (together, the "Additional Securities");

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Additional Purchasers do hereby agree as follows:

     1.   Adoption of Registration Rights Agreement. As a condition to the sale
          -----------------------------------------
of the Additional Securities to the Additional Purchasers from the Company, the Additional Purchasers adopt and agree to be bound by the terms and conditions of the Registration Rights Agreement, with respect to their acquisition of the Additional Securities.

     2.   Governing Priority. The Registration Rights Agreement and this
          ------------------
Addendum and any Exhibits thereto are intended by the parties to be complementary and additive, so that the requirements of any one document shall be deemed to be required by all, except to the extent that a clear inconsistency or conflict exists or unless otherwise expressly provided in this Addendum, in which event the terms of this Addendum and any exhibits of this Addendum shall control.

     3.   Titles. The titles of the sections of this Addendum are for
          ------
convenience of reference only and are not to be considered in construing this Addendum.

     4.   Counterparts. This Addendum may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     5.   Governing Law. This Addendum shall be governed by the provisions of
          -------------
the law of the State of Delaware.

     6.   Entire Agreement; Amendment. This Addendum constitutes the full and
          ---------------------------
entire understanding and agreement among the parties with regard to the subjects hereof. Neither this Addendum nor any term hereof may be amended, waived, discharged or terminated orally, except by a written instrument signed by all parties hereto.

     7.   Defined Terms. Each capitalized term that is used but not otherwise
          -------------
defined herein shall have the meaning assigned to it in the Registration Rights Agreement.

                    [SIGNATURES APPEAR ON FOLLOWING PAGES]

                           [SIGNATURES TO ADDENDUM]

     IN WITNESS WHEREOF, the parties hereto have executed this Addendum either themselves or by their duly authorized representatives as of the day and year first written above.

                              THE COMPANY:
                              -----------

                              SCIQUEST.COM, INC.


                              By:  /s/ M. Scott Andrews
                                   -------------------------------
                                   M. Scott Andrews, President and
                                   Chief Executive Officer


                              ABS CAPITAL PARTNERS III, L.P.

                              By:  ABS Partners III, LLC
                              Its: General Partner


                              By:  /s/ Timothy T. Weglicki
                                   -------------------------------
                                   Timothy T. Weglicki
                                   Managing Member


                              PARTECH U.S. PARTNERS III C.V.

                              By:  /s/ Thomas G. McKinley
                                   -------------------------------
                                   Thomas G. McKinley
                              Its: General Partner of Par SF LLC
                                   as General Partner of Par 7 LLC
                                   as Investment General Partner of
                                   Partech U.S. Partners III C.V.


                              PARALLEL CAPITAL I LLC

                              By:  /s/ Thomas G. McKinley
                                   -------------------------------
                                   Thomas G. McKinley
                              Its: General Partner of Par SF LLC
                                   as Managing Member of 45th Parallel LLC
                                   as Managing Member of Parallel I LLC

                              PARALLEL CAPITAL II LLC

                              By:  /s/ Thomas G. McKinley
                                   -------------------------------
                                   Thomas G. McKinley
                              Its: General Partner of Par SF LLC
                                   as Managing Member of 45th Parallel LLC
                                   as Managing Member of Parallel Capital II LLC


                              DOUBLE BLACK DIAMOND II LLC

                              By:  /s/ Thomas G. McKinley
                                   -------------------------------
                                   Thomas G. McKinley
                              Its: Managing Member


                              45TH PARALLEL LLC

                              By:  /s/ Thomas G. McKinley
                                   -------------------------------
                                   Thomas G. McKinley
                              Its: Managing Member


                              MULTINVEST LLC

                              By:  /s/ Thomas G. McKinley
                                   -------------------------------
                                   Thomas G. McKinley
                              Its: Managing Member


                              WEBER FAMILY TRUST DATED 1/6/89

                              By:  /s/ Thomas G. McKinley
                                   -------------------------------
                                   Thomas G. McKinley
                              Its: Attorney-in-Fact


                              JRSL FAMILY LLC

                              By:  /s/ Thomas G. McKinley
                                   -------------------------------
                                   Thomas G. McKinley
                              Its: Attorney-in-Fact

                              OXFORD BIOSCIENCE PARTNERS II L. P.

                              By:  OBP Management II L. P.
                              Its: General Partner

                              By:  /s/ Cornelius T. Ryan
                                   -------------------------------
                                   Cornelius T. Ryan


                              OXFORD BIOSCIENCE PARTNERS
                              (BERMUDA) II LIMITED PARTNERSHIP

                              By:  OBP Management (Bermuda)
                                   II Limited Partnership
                              Its: General Partner

                              By:  /s/ Cornelius T. Ryan
                                   -------------------------------
                                   Cornelius T. Ryan


                              OXFORD BIOSCIENCE PARTNERS
                              (GS-ADJUNCT) II L. P.

                              By:  OBP Management
                                   II L.P.
                              Its: General Partner

                              By:  /s/ Cornelius T. Ryan
                                   -------------------------------
                                   Cornelius T. Ryan

                              OXFORD BIOSCIENCE PARTNERS
                              (ADJUNCT) II L. P.

                              By:  OBP Management
                                   II L.P.
                              Its: General Partner

                              By:  /s/ Cornelius T. Ryan
                                   -------------------------------
                                   Cornelius T. Ryan


                              TYSON STREET PARTNERS

                              By:  /s/ Paul Rasmussen
                                   -------------------------------
                                   Paul Rasmussen
                              Its: Chief Executive Officer


                              VECTOR LATER-STAGE EQUITY FUND II (QP), L.P.

                              By:  VECTOR FUND MANAGEMENT II, L.L.C.
                              Its: General Partner

                              By:  /s/ Joyce A. Lonergan
                                   -------------------------------
                                   Joyce A. Lonergan
                              Its: Director


                              VECTOR LATER-STAGE EQUITY FUND II  L.P.

                              By:  VECTOR FUND MANAGEMENT II, L.L.C.
                              Its: General Partner

                              By:  /s/ Joyce A. Lonegan
                                   -------------------------------
                                   Joyce A. Lonegan
                              Its: Director


                              WAKEFIELD GROUP II LLC

                              By:  /s/ Michael F. Elliott
                                   -------------------------------
                                   Michael F. Elliott
                              Its: Managing Director

                              NORO-MOSELEY PARTNERS IV, L.P.

                              By:  /s/ Jack R. Kelly
                                   ------------------------------------
                                   MKFJ IV, L.L.C., General Partner
                              By:  A Member

                              NORO-MOSELEY PARTNERS IV-B FUND, L.P.


                              By:  /s/ Jack R. Kelly
                                   MKFJ IV, L.L.C., General Partner
                              By:  A Member


                              BESSEMER VENTURE PARTNERS IV L.P.

                              By:  Deer IV & Co. LLC, General Partner

                              By:  /s/ Robert H. Buescher
                                   -------------------------------
                                   Robert H. Buescher, Manager


                              BESSEC VENTURES IV L.P.

                              By:  Deer IV & Co. LLC, General Parner

                              By:  /s/ Robert H. Buescher
                                   -------------------------------
                                   Robert H. Buescher, Manager

                              TRINITY VENTURES VI, L.P.

                              By:  Trinity TVL VI, LLC

                              By:  /s/ Noel Fenton
                                   -------------------------------
                                   Noel Fenton, A Member


                              TRINITY VI SIDE-BY-SIDE FUND, L.P.

                              By:  Trinity TVL VI, LLC

                              By:  /s/ Noel Fenton
                                   -------------------------------
                                   Noel Fenton, A Member


                                   /s/  Michael A. Recny
                                   -------------------------------
                                   Michael A. Recny

                              KINGDON ASSOCIATES

                              By:  /s/ Peter Cobos
                                   -------------------------------
                             Its:  General Partner

                              KINGDON PARTNERS

                              By:  /s/ Peter Cobos
                                   -------------------------------
                             Its:  General Partner

                              KINGDON FAMILY PARTNERSHIP, LP

                              By:  /s/ Peter Cobos
                                   -------------------------------
                             Its:  General Partner

                              M. KINGDON OFFSHORE, NV

                              By:  /s/ Peter Cobos
                                   -------------------------------
                                   Peter Cobos
                                   Chief Financial Officer
                                   Kingdon Capital